SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 29, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

          On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On March 29, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended February 28, 2002, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended February 28, 2002 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  April 11, 2002                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                    EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                February 28,  February 28,
                                                    2002          2001
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    7,688    $    4,700
    Accounts Receivable, Net                             --        40,692
    Inventories                                      46,818       245,584
    Other Receivables                                 8,199        18,710
    Prepaid Expenses                                  2,429        18,317
                                                  ---------     ---------
    Total Current Assets                             65,134       328,003
                                                  ---------     ---------

    Land and Buildings                               22,821       103,525
    Fixtures, Furniture and Vehicles                  9,077        99,925
    Leasehold Improvements                           23,132       151,898
    Construction in Progress                             --           434
                                                  ---------     ---------
    Total Property and Equipment                     55,030       355,782
    Accumulated Depreciation and Amortization        18,972       160,496
                                                  ---------     ---------
    Property and Equipment, Net                      36,058       195,286
                                                  ---------     ---------

    Other Assets                                    125,554       137,919
                                                  ---------     ---------
    TOTAL ASSETS                                 $  226,746    $  661,208
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $   10,225
    Accounts Payable                                  2,842        29,511
    Accrued Expenses                                 31,042        53,489
    Income Tax Currently Payable                        766            --
    Deferred Revenue                                  8,180        23,662
                                                  ---------     ---------
    Total Current Liabilities                        42,830       116,887
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --        15,000
    Liabilities Subject to Compromise               718,972       761,374

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,525       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (897,452)     (594,449)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (535,056)     (232,053)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  226,746    $  661,208
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended   Twelve Months Ended
                                           February 28, 2002   February 28, 2002
                                          ------------------  ------------------

Sales                                              $ 28,763           $ 397,223
Costs of Sales                                       16,030             236,299
                                                    -------            --------
    Maintained Margin                                12,733             160,924

Finance Income                                           63                 704
Insurance Income                                         19                 244
Other Income                                          1,849              23,056
                                                    -------            --------
    Total Income                                     14,664             184,928

Store Salaries Expense                                3,136              54,904
Advertising Expense                                   2,340              38,768
Store Rent & Amortization Expense                     1,484              28,487
Store Selling, General & Administrative Expense       4,342              69,713
Corporate General & Administrative Expense            1,977              43,244
Distribution Expense                                  1,600              34,775
Interest Expense                                         59               2,909
                                                    -------            --------
    Total Operating Expense                          14,938             272,800

Operating Loss Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes          (274)            (87,872)
0
Reorganization Items:
  Store and Distribution Center Exit Costs              278            (186,112)
  Credit Operations Exit Costs                           --             (15,524)
  Asset Impairment                                       --              (7,138)
  Interest Income                                        --                   2
  Trustee Fees                                           --                 (45)
  Professional Fees                                    (353)            (12,056)
                                                    -------            --------
     Total Reorganization Items                         (75)           (220,873)

Delivered Sales Adjustment                             (569)              6,011
                                                    -------            --------
Loss Before Income Taxes                               (918)           (302,734)
Income Taxes                                           (719)                269
                                                    -------            --------
Net Loss                                           $   (199)          $(303,003)
                                                    =======            ========

Loss per Share                                     $  (0.00)          $   (4.99)

Diluted Shares                                       60,763              60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended   Twelve Months Ended
                                           February 28, 2002   February 28, 2002
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                          $   (199)          $(303,003)
Adjustments to reconcile net loss to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                       347              10,536
   Reorganization items                                 77             220,830
   Change in operating assets and liabilities:
       Accounts receivable                              --              25,249
       Other receivables                             2,234              11,866
       Inventories                                    (811)             90,344
       Prepaid expenses                                340               7,352
       Deferred revenue                              1,146             (12,638)
       Accounts payable                             (1,593)            (11,433)
       Accrued expenses                                  2             (13,766)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                               1,543              25,337
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                  (54)             (2,393)
  Disposals of property and equipment                   --                 826
  Proceeds from dispositions of fixed
    assets - reorganization                             --              24,572
  Miscellaneous investments                            195              25,870
                                                 ---------           ---------
Net cash provided by investing activities              141              48,875
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                        --                 (13)
  Payments of long-term debt                            (2)                (47)
  DIP proceeds (payments) - Revolving Facility          --             (10,225)
  DIP proceeds (payments) - Term Facility               --             (15,000)
  Restricted cash                                     (337)            (45,942)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                (339)            (71,225)
                                                 ---------           ---------
Net increase in cash                                 1,345               2,988
Cash at beginning of period                          6,343               4,700
                                                 ---------           ---------
Cash at end of period                           $    7,688          $    7,688
                                                 =========           =========
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